Exhibit 21.1

Entity Name	State of Incorporation/Formation
Akron Barbeton Cluster Railway Corporation	Ohio
ARM Investment LLC	Delaware
Birmingham Southern Railroad Company LLC	Alabama
CFC Investment LLC	Delaware
CL Lender LLC	Delaware
Clean Planet Energy USA LLC	Delaware
Clean Planet Energy AL LLC	Delaware
Clean Planet Energy SC LLC	Delaware
CPE Investor LLC	Delaware
CPE Repauno LLC	Delaware
Delaware River Partners Holdco LLC	Delaware
Delaware River Partners LLC	Delaware
Delray Connecting Railroad Company Inc	Michigan
DRP Trading LLC	Delaware
DRP Urban Renewal 1, LLC	New Jersey
DRP Urban Renewal 2, LLC	New Jersey
DRP Urban Renewal 3, LLC	New Jersey
DRP Urban Renewal 4, LLC	Delaware
DRP Urban Renewal 5, LLC	Delaware
East Ohio Valley Railway LLC	Delaware
ECM Investment Holdco LLC	Delaware
ECM Investment Parent LLC	Delaware
ECM Investment LLC	Delaware
Fairfield Southern Company, LLC	Alabama
FIP RR Holding Company LLC	Delaware
FIP RR Holdings LLC	Delaware
FIP RR 1 LLC	Delaware
FIP RR 2 LLC	Delaware
FTAI Energy Co 1 Ltd.	Bermuda
FTAI Energy Co 1 LLC	Delaware
FTAI Energy Development Holdings LLC	Delaware
FTAI Energy Downstream Holdings LLC	Delaware
FTAI Energy Holdings LLC	Delaware
FTAI Energy Marketing LLC	Delaware
FTAI Energy Midstream Holdings LLC	Delaware
FTAI Energy Partners LLC	Delaware
FTAI Energy Holdings Sub I LLC	Delaware
FTAI Energy Holdings Sub II LLC	Delaware
FTAI Midstream GP Holdings LLC	Delaware
FTAI Midstream GP LLC	Delaware
FTAI Midstream Holdings LLC	Delaware
FTAI Partner Holdings LLC	Delaware
FTAI Railcar Holdings LLC	Delaware
FYX Fleet, LLC (f/k/a TRAC Interstar LLC)	Delaware
FYX Trust Holdco LLC	Delaware
FFFXY Holdco LLC	Delaware
FFFYX LLC	Delaware

Entity Name	State of Incorporation/Formation
FYX Holdco LLC	Delaware
FYX Owner LLC	Delaware
Gary Railway Company, LLC	Delaware
GM-FTAI Holdco LLC	Delaware
Intermodal Finance I Ltd. (process of dissolution)	Cayman Islands
Intermodal Operations, Inc.	Ohio
JCCOM Holdco LLC	Delaware
Jefferson 2010 Bond Holdings LLC	Delaware
Jefferson 2012 Bond Holdings LLC	Delaware
Jefferson 2020 Bond Borrower LLC	Delaware
Jefferson 2020 Bond Lessee LLC	Delaware
Jefferson Canadian Crude Oil Marketing ULC	Canada
Jefferson Cross Channel Pipeline LLC	Delaware
Jefferson Docks I LLC	Delaware
Jefferson DRE Liabilities LLC	Delaware
Jefferson Energy Canco LLC	Delaware
Jefferson Energy Marketing LLC	Delaware
Jefferson Ethanol Holdings LLC	Delaware
Jefferson Gas Processing LLC	Delaware
Jefferson Gulf Coast Connector LLC	Delaware
Jefferson Gulf Coast Energy Holdings LLC	Delaware
Jefferson Gulf Coast Energy Partners LLC	Delaware
Jefferson Gulf Coast Management LLC	Delaware
Jefferson Gulf Coast Real Estate LLC	Delaware
Jefferson LNG Holdings LLC	Delaware
Jefferson Pipeline I LLC	Delaware
Jefferson Railport Terminal I (Texas) LLC	Texas
Jefferson Railport Terminal I LLC	Delaware
Jefferson Railport Terminal II Holdings LLC	Delaware
Jefferson Railport Terminal II LLC	Delaware
Jefferson Southern Star Pipeline LLC	Delaware
Jefferson Storage I LLC	Delaware
Jefferson Terminal Logistics LLC	Delaware
Jefferson Terminal South LLC	Delaware
Jefferson Truck Terminal I LLC	Delaware
JGC Holdco LLC	Delaware
JGC Investment Holdings LLC	Delaware
JGC Management Holdings Inc.	Delaware
JGP Energy Partners LLC (f/k/a Jefferson Ethanol Partners LLC)	Delaware
KAT Holdco LLC	Delaware
Katahdin Railcar Services LLC	Delaware
Long Ridge Energy Generation LLC (f/k/a Ohio Powerco LLC)	Delaware
Long Ridge Retail Electric Supplier LLC	Delaware
Long Ridge Energy & Power LLC (f/k/a Long Ridge Terminal LLC)	Delaware
Long Ridge West Virginia LLC	Delaware
Ohio Gasco LLC	Delaware
Ohio River Partners Finance LLC	Delaware
Ohio River Partners Holdco LLC	Delaware

Entity Name	State of Incorporation/Formation
Ohio River Partners Shareholder LLC	Delaware
Long Ridge Energy LLC (f/k/a Ohio River PP Holdco LLC)	Delaware
Percy Acquisition LLC	Delaware
Pyroplast Energy Ltd	England and Wales
Repauno Financing Holdco LLC	Delaware
Texas & Northern Railway Company, LLC	Texas
The Lake Terminal Railroad Company, LLC	Delaware
The Wheeling Corporation	Delaware
Transtar LLC	Delaware
Union Railroad Company LLC	Delaware
Wheeling & Lake Erie Railway Company	Ohio
WWTAI Container Holdco Ltd.	Bermuda
WWTAI Container I Ltd.	Bermuda